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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                Date of report (date of earliest event reported):
                                December 21, 2000


                       Daisytek International Corporation
               (Exact Name of Registrant as Specified in Charter)


       Delaware                    0-25400                     75-2421746
   ---------------               -----------                ------------------
   (State or other               (Commission                (I.R.S. Employer
   jurisdiction of               File Number)               Identification No.)
   incorporation)

                    1025 Central Expressway South, Suite 200
                               Allen, Texas 75013
          (Address of Principal Executive Offices, including zip code)


                                 (972) 881-4700
              (Registrant's Telephone Number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

              On December 21, 2000, Daisytek International Corporation issued a press release filed herewith as Exhibit 99.1, related to the new credit facility entered into by its wholly owned subsidiary, Daisytek, Incorporated, on December 18, 2000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial statements of business acquired

              Not applicable

         (b)  Pro forma financial information

              Not applicable

         (c)  Exhibits

              99.1  Press Release dated December 21, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DAISYTEK INTERNATIONAL CORPORATION


                                      By: /s/ RALPH MITCHELL
                                         ---------------------------------------
                                              Ralph Mitchell
                                              Chief Financial Officer,
                                              Executive Vice President - Finance

Dated:  December 27, 2000


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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
 99.1             Press Release dated December 21, 2000